ADVISORSHARES TRUST

AdvisorShares dORSEY WRIGHT ADR ETF

Supplement dated May 26, 2021 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated

November 1, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI for the AdvisorShares Dorsey Wright ADR ETF (the “Fund”) and should be read in conjunction with those documents.

Effective June 3, 2021, the shares of the Fund will be listed on NASDAQ Stock Market LLC rather than NYSE Arca, Inc. The Fund’s ticker symbol will continue to be AADR. All references to NYSE Arca, Inc. as the Fund’s listing exchange are hereby deleted and replaced with NASDAQ Stock Market LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.